Exhibit 99.1

inContact Reports Second Quarter 2016 Financial Results

•	Software revenues of $42.4 million in Q2

•	Consolidated revenue in Q2 of $63.8 million

•	Adjusted EBITDA in Q2 of $3.0 million

•	Annualized Recurring Software Revenues of $164.4 million

•	Closed 170 contracts in Q2

SALT LAKE CITY – Aug 4, 2016 – inContact, Inc. (NASDAQ: SAAS), the leading provider of cloud contact center software and workforce optimization tools, today reported financial results for the second quarter ended June 30, 2016.

“I’m pleased to report strong revenues and positive adjusted EBITDA in the second quarter of 2016,” said Paul Jarman, inContact CEO. “During the quarter we closed 170 total contracts, including 111 new logo customers and 59 expansion deals with existing customers.”

Revenue

Software segment revenue totaled $42.4 million for the quarter ended June 30, 2016, an increase of 24% from $34.1 million in Q2 2015. Consolidated revenue for the quarter ended June 30, 2016 was $63.8 million versus $53.1 million for the same period in 2015, an increase of 20%.

As of June 2016 our Annualized Monthly Recurring Software Revenue was $164.4 million, an increase of 33% from $124.0 million as of June 2015.

Gross Margin

Software segment gross margin for the quarter ended June 30, 2016 was 59% versus 58% for the same period in 2015. Non-GAAP Software segment gross margin which represents the elimination of amortization of acquired intangible assets and stock-based compensation was 63% for the second quarter of 2016, versus 62% in the second quarter of 2015 (see reconciliation of non-GAAP measures below). Second quarter 2016 Network connectivity segment gross margin was 37% versus 37% for the same period in 2015.

Consolidated gross margin percentage was 52% in the second quarter of 2016 compared to 50% for the same period in 2015. Non-GAAP consolidated gross margin which represents the elimination of amortization of acquired intangible assets and stock-based compensation was 54% for the second quarter 2016 compared to 53% for the same period in 2015 (see reconciliation of non-GAAP measures below).

Operating Expenses

Operating expenses for the second quarter of 2016 were $38.6 million or 61% of total revenue versus $32.2 million or 61% of total revenue during the same period in 2015. Non-GAAP operating expenses which represents the elimination of amortization of acquired intangible assets and stock-based compensation for the second quarter of 2016 were $36.8 million or 58% of total revenue versus $30.8 million or 58% of total revenue during the same period in 2015 (see reconciliation of non-GAAP measures below). The second quarter of 2016 operating expenses includes $2.5 million in non-recurring expenses, $1.9 million of which relates to our proposed merger with NICE-Systems Ltd. After adjusting for non-recurring items, operating expenses in the current quarter were $36.1 million or 57% of total revenues compared to 61% in the same period of 2015. On a non-GAAP basis, operating expenses as a percent of total revenues were 54% and 58% for Q2 2016 compared to Q2 2015, respectively.

Adjusted EBITDA

Adjusted EBITDA for the second quarter of 2016 was $3.0 million versus $1.4 million during the same period in 2015, an increase of 115%. Adjusted EBITDA, after adjustment for the $2.5 million in non-recurring operating expenses was $5.5 million, an increase of 292% versus our second quarter 2015 operating results. Adjusted EBITDA is a non-GAAP measure management believes provides important insight into our operating results (see reconciliation of non-GAAP measures below).

Net Loss

Net loss for the quarter ended June 30, 2016 was $7.4 million, or ($0.12) per basic and diluted share, as compared to net loss of $7.3 million or ($0.12) per basic and diluted share for the same period in 2015. Non-GAAP net loss for the quarter ended June 30, 2016 was $3.1 million, or ($0.05) per basic and diluted share, as compared to non-GAAP net loss of $3.4 million or ($0.06) per basic and diluted share for the same period in 2015. Net loss, after adjustment for the $2.5 million in non-recurring operating expenses was $4.9 million on a GAAP basis and $0.6 million on a non-GAAP basis (see reconciliation of non-GAAP measures below).

Guidance for 2016

Given the announcement made on May 18, 2016 regarding the Company’s entry into a definitive agreement to be acquired by NICE-Systems Ltd., we will not be providing financial guidance for the third quarter or full year 2016. The company’s previously issued financial guidance should no longer be relied upon.

CONFERENCE CALL INFORMATION

There will be no earnings call held in conjunction with this release. Please visit http://investor.incontact.com for the latest inContact releases and information.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

All statements included in this press release, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on inContact’s current expectations, estimates and projections about inContact’s industry, management’s beliefs, and certain assumptions made by management, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words and include, but are not limited to, statements regarding projected results of operations and management’s future strategic plans. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.

The risks and uncertainties referred to above include, but are not limited to, risks associated with inContact’s business model; our ability to develop or acquire, and gain market acceptance for new products, including our new sales and marketing and voice automation products, in a cost-effective and timely manner; the gain or loss of key customers; competitive pressures; its ability to expand operations; fluctuations in its earnings as a result of the impact of stock-based compensation expense; interruptions or delays in our hosting operations; breaches of our security measures; its ability to protect our intellectual property from infringement, and to avoid infringing on the intellectual property rights of third parties; and its ability to expand, retain and motivate our employees and manage its growth. Further information on potential factors that could affect our financial results is included in inContact’s annual report on Form 10-K, quarterly reports of Form 10-Q, and in other filings with the Securities and Exchange Commission. The forward-looking statements in this release speak only as of the date they are made. inContact undertakes no obligation to revise or update publicly any forward-looking statement for any reason.

About inContact

inContact (NASDAQ: SAAS) is the cloud contact center software leader, with the most complete, easiest and most reliable solution to help organizations achieve their customer experience goals. inContact continuously innovates in the cloud and is the only provider to offer a complete solution that includes the customer interaction cloud, an expert service model and the broadest partner ecosystem. Recognized as a market leader by Gartner, IDC, Frost & Sullivan, Ovum and DMG, inContact supports over 6 billion interactions per year for enterprise, midmarket, government organizations and business process outsourcers (BPOs) who operate in multiple divisions, locations and global regions. To learn more, visit www.incontact.com.

inContact® is the registered trademark of inContact, Inc.

CONTACT: Investor Contact: Edward Keaney, Market Street Partners, 1-415-445-3238, ekeaney@marketstreetpartners.com, or General Contact: Cheryl Andrus, inContact, Director Corporate Communications, 1-801-320-3646, cheryl.andrus@incontact.com

INCONTACT, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS - (Unaudited)

(in thousands)

	June 30,	December 31,
	2016	2015
ASSETS
Current assets:
Cash and cash equivalents	$37,864	$29,050
Restricted cash	—	81
Investments	54,812	75,109
Accounts and other receivables, net of allowance for uncollectible accounts of $1,781 and $2,555, respectively	37,384	37,185
Other current assets	8,365	9,243

Total current assets	138,425	150,668
Property and equipment, net	52,542	42,569
Intangible assets, net	28,351	19,232
Goodwill	49,016	39,247
Other assets	3,184	2,421

Total assets	$271,518	$254,137

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Trade accounts payable	$16,212	$11,607
Accrued liabilities	15,757	12,828
Accrued commissions	4,581	4,615
Current portion of deferred revenue	14,270	11,530

Total current liabilities	50,820	40,580
Deferred revenue	6,824	6,082
Deferred rent and lease incentive obligation	6,381	3
Deferred tax liability, net	348	230
Long-term debt	84,122	81,985

Total liabilities	148,495	128,880
Total stockholders’ equity	123,023	125,257

Total liabilities and stockholders’ equity	$271,518	$254,137

INCONTACT, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(in thousands, except per share data)

	Three Months		Six Months
	Ended June 30,		Ended June 30,
	2016	2015	2015	2014
Net revenue:
Software	$42,360	$34,052	$83,908	$66,518
Network connectivity	21,438	19,019	42,277	37,891

Total net revenue	63,798	53,071	126,185	104,409

Costs of revenue:
Software	17,274	14,360	33,939	28,057
Network connectivity	13,486	11,983	26,922	23,794

Total costs of revenue	30,760	26,343	60,861	51,851

Gross profit	33,038	26,728	65,324	52,558

Operating expenses:
Selling and marketing	18,117	16,264	36,327	31,739
Research and development	9,220	7,040	17,829	13,693
General and administrative	11,274	8,871	19,949	17,949

Total operating expenses	38,611	32,175	74,105	63,381

Loss from operations	(5,573)	(5,447)	(8,781)	(10,823)
Other income (expense):
Interest expense	(1,819)	(1,768)	(3,582)	(2,202)
Interest income	172	58	326	58
Other expense	(5)	(1)	(6)	—

Loss before income taxes	(7,225)	(7,158)	(12,043)	(12,967)
Income tax benefit (expense)	(194)	(132)	2,396	(311)

Net loss	$(7,419)	$(7,290)	$(9,647)	$(13,278)

Net loss per common share:
Basic and diluted	$(0.12)	$(0.12)	$(0.15)	$(0.22)
Weighted average common shares outstanding:
Basic and diluted	62,649	61,501	62,456	61,263

INCONTACT, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - (Unaudited)

(in thousands)

	Six Months Ended June 30,
	2016	2015
Cash flows from operating activities:
Net loss	$(9,647)	$(13,278)
Adjustments to reconcile net loss to net cash from operating activities:
Depreciation of property and equipment	6,472	4,877
Amortization of software development costs	4,042	3,192
Amortization of intangible assets	2,506	2,599
Amortization of deferred debt issuance costs	193	296
Stock-based compensation	4,538	4,210
Loss on disposal of property and equipment	1,296	72
Interest accretion	1,944	921
Amortization of investment premium	476	—
Deferred income taxes	(2,548)	—
Changes in operating assets and liabilities, net of business acquisitions:
Accounts and other receivables, net	(100)	(2,311)
Other current assets	943	(1,400)
Other non-current assets	(763)	192
Trade accounts payable	4,029	1,144
Accrued liabilities	2,877	1,253
Accrued commissions	(34)	441
Deferred rent and lease incentive obligation	6,382	(185)
Deferred revenue	3,226	3,166

Net cash provided by (used in) operating activities	25,832	5,189

Cash flows from investing activities:
Decrease in restricted cash	81	—
Sales and maturities of available for sale investments	50,781	986
Purchases of available for sale investments	(30,868)	(64,122)
Capitalized software development costs	(7,159)	(4,418)
Purchases of property and equipment	(13,846)	(8,196)
Business acquisitions, net of cash acquired	(18,446)	—
Payments made on deposits	—	(19)

Net cash used in investing activities	(19,457)	(75,769)

Cash flows from financing activities:
Proceeds from exercise of options	2,599	2,294
Proceeds from sale of stock under employee stock purchase plan	826	806
Principal payments under debt and capital lease obligations	—	(11,824)
Purchase of treasury stock	(986)	(538)
Payments under revolving credit agreement	—	(11,000)
Proceeds from issuance of convertible notes, net	—	111,190

Net cash provided by financing activities	2,439	90,928

Net (decrease) increase in cash and cash equivalents	8,814	20,348

Cash and cash equivalents at the beginning of the period	29,050	32,414

Cash and cash equivalents at the end of the period	$37,864	$52,762

SEGMENT REPORTING

We operate under two business segments: Software and Network connectivity. The Software segment includes all revenue related to the delivery of our software applications, plus the associated professional services and setup fees. The Network connectivity segment includes all voice and data long distance services provided to customers.

For segment reporting, we classify operating expenses as either “direct” or “indirect.” Direct expense refers to costs attributable solely to either selling and marketing efforts or research and development efforts. Indirect expense refers to costs that management considers to be overhead in running the business. Management evaluates expenditures for both selling and marketing and research and development efforts at the segment level without the allocation of overhead expenses, such as rent, utilities and depreciation on property and equipment.

Operating segment revenues and profitability for the three months ended June 30, 2016 and 2015 were as follows (in thousands):

	Three Months Ended June 30, 2016			Three Months Ended June 30, 2015
		Network			Network
	Software	Connectivity	Consolidated	Software	Connectivity	Consolidated
Net revenue	$42,360	$21,438	$63,798	$34,052	$19,019	$53,071
Costs of revenue	17,274	13,486	30,760	14,360	11,983	26,343

Gross profit	25,086	7,952	33,038	19,692	7,036	26,728

Gross margin	59%	37%	52%	58%	37%	50%
Operating expenses:
Direct selling and marketing	16,244	837	17,081	14,668	936	15,604
Direct research and development	8,482	—	8,482	6,659	—	6,659
Indirect	12,378	670	13,048	8,695	1,217	9,912

Loss from operations	$(12,018)	$6,445	$(5,573)	$(10,330)	$4,883	$(5,447)

	Six Months Ended June 30, 2016			Six Months Ended June 30, 2015
		Network			Network
	Software	Connectivity	Consolidated	Software	Connectivity	Consolidated
Net revenue	$83,908	$42,277	$126,185	$66,518	$37,891	$104,409
Costs of revenue	33,939	26,922	60,861	28,057	23,794	51,851

Gross profit	49,969	15,355	65,324	38,461	14,097	52,558

Gross margin	60%	36%	52%	58%	37%	50%
Operating expenses:
Direct selling and marketing	32,669	1,694	34,363	28,654	1,759	30,413
Direct research and development	16,448	—	16,448	12,952	—	12,952
Indirect	21,727	1,567	23,294	17,730	2,286	20,016

Loss from operations	$(20,875)	$12,094	$(8,781)	$(20,875)	$10,052	$(10,823)

RECONCILIATION of NON-GAAP MEASURES:

“Adjusted EBITDA” is Earnings Before deductions for Interest, Taxes, Depreciation and Amortization and Stock-Based Compensation. The “Non-GAAP” measures represent the elimination of amortization of acquired intangible assets and stock-based compensation. Neither are measures of financial performance under generally accepted accounting principles (GAAP). The Adjusted EBITDA and the Non-GAAP measures are provided for the use of the reader in understanding our operating results and are not prepared in accordance with, nor does it serve as an alternative to GAAP measures and may be materially different from similar measures used by other companies. While not a substitute for information prepared in accordance with GAAP, management believes that this information is helpful for investors to more easily understand our operating financial performance. Management also believes these measures may better enable an investor to form views of our potential financial performance in the future. These measures have limitations as analytical tools, and investors should not consider these measures in isolation or as a substitute for analysis of our results prepared in accordance with GAAP.

Reconciliation of Adjusted EBITDA to Net loss applicable to

common stockholders as it is presented on the Condensed Consolidated

Statements of Operations for inContact, Inc.

(in thousands - unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net loss	$(7,419)	$(7,290)	$(9,647)	$(13,278)
Depreciation and amortization	6,562	5,264	13,020	10,668
Stock-based compensation	2,049	1,596	4,538	4,210
Interest income and expense, net	1,647	1,710	3,256	2,144
Income tax expense	194	132	(2,396)	311

Adjusted EBITDA	$3,033	$1,412	$8,771	$4,055

Reconciliation of Consolidated Gross Profit and Margin to Consolidated Non-GAAP Gross Profit and Margin

(in thousands - unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Consolidated gross profit	$33,038	$26,728	$65,324	$52,558
Consolidated gross margin	52%	50%	52%	50%
Add back:
Amortization of acquired intangibles	1,201	1,217	2,467	2,560
Stock-based compensation	285	271	553	538

Non-GAAP gross profit	$34,524	$28,216	$68,344	$55,656

Non-GAAP gross margin	54%	53%	54%	53%

Reconciliation of Software Segment Gross Profit and Margin to Non-GAAP Software Segment Gross Profit

(in thousands - unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Software segment gross profit	$25,086	$19,692	$49,969	$38,461
Software gross margin	59%	58%	60%	58%
Add back:
Amortization of acquired intangibles	1,202	1,217	2,468	2,560
Stock-based compensation	281	262	545	524

Non-GAAP software gross profit	$26,569	$21,171	$52,982	$41,545

Non-GAAP software gross margin	63%	62%	63%	62%

Reconciliation of Consolidated Operating Expenses to Non-GAAP Consolidated Operating Expenses

(in thousands - unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Consolidated operating expenses	$38,611	$32,175	$74,105	$63,381
Operating expenses as a % of total revenue	61%	61%	59%	61%
Subtract:
Amortization of acquired intangibles	(19)	(19)	(39)	(39)
Stock-based compensation	(1,763)	(1,326)	(3,985)	(3,672)

Non-GAAP operating expenses	$36,829	$30,830	$70,081	$59,670

Non-GAAP consolidated operating expenses, as a % of total revenue	58%	58%	56%	57%

Reconciliation of Consolidated Net Loss to Non-GAAP Consolidated Net Loss

(in thousands - unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net loss	$(7,419)	$(7,290)	$(9,647)	$(13,278)
Adjustments:
Amortization of acquired intangibles	1,221	1,236	2,506	2,599
Stock-based compensation	2,049	1,596	4,538	4,210
Interest accretion	1,093	1,018	2,137	1,217
Tax benefit (1)	—	—	(2,666)	—

Non-GAAP Net Loss	$(3,056)	$(3,440)	$(3,132)	$(5,252)

Non-GAAP basic and diluted earnings per share	$(0.05)	$(0.06)	$(0.05)	$(0.09)

(1)	The one-time, non-cash, $2.7 million tax benefit, associated with the acquisition of AC2, has been eliminated in the 2016 reconciliation to enhance comparability.